SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE CHINA FUND, INC.

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THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, One Lincoln Street

Boston, Massachusetts 02206-5049

January 19, 2017

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at 9:00 A.M., Eastern Time, on Tuesday, March 28, 2017, at the offices of Gilbert LLP, 1100 New York Avenue NW, Suite 700, Washington, DC 20005. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The matters on which you, as a stockholder of the Fund, are being asked to vote are the election of two Fund directors. The Board of Directors recommends that you elect to the Board the nominees who are standing for election.

Respectfully,

Brian F. Link
Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 28, 2017

To the Stockholders of

The China Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at the offices of Gilbert LLP, 1100 New York Avenue NW, Suite 700, Washington, DC 20005, on Tuesday, March 28, 2017, at 9:00 A.M., Eastern Time, for the following purposes:

1.	To elect two Class III directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2020; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on December 30, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MARCH 28, 2017: This Notice and the Proxy Statement are available on the Internet at www.proxy-direct.com/CHN-28470.

By order of the Board of Directors,

Brian F. Link
Secretary

January 19, 2017

THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, One Lincoln Street

Boston, Massachusetts 02206-5049

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The China Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Gilbert LLP, 1100 New York Avenue NW, Suite 700, Washington, DC 20005, on Tuesday, March 28, 2017, at 9:00 A.M., Eastern Time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about January 19, 2017. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of the directors as described in Proposal 1 of this Proxy Statement.

The presence in person or by proxy of stockholders entitled to cast one third of the votes entitled to be cast thereat constitutes a quorum at all meetings of the stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, holders of a majority of the stock present in person or by proxy have power to adjourn the meeting. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held not more than 120 days beyond the subsequent record date. The Fund may postpone or cancel a meeting of stockholders by making a public announcement of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed is required to be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund’s By-Laws.

The Board of Directors has fixed the close of business on December 30, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 15,722,675 shares of common stock.

Management of the Fund knows of no item of business other than that mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2016 to any stockholder requesting such report. Requests for the annual report should be made The China Fund, Inc., c/o Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, by accessing the Fund’s website at www.chinafundinc.com or by calling (866) 209-2870.

IMPORTANT INFORMATION

The proxy statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (866) 209-2870 or by accessing www.proxy-direct.com/CHN-28470. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Gilbert LLP, 1100 New York Avenue NW, Suite 700, Washington, DC 20005. To obtain directions to the Meeting, go to: www.gotofirm.com, click on Contact Us to see a map of the location. You may also obtain directions by calling 1-202-772-2200.

PROPOSAL 1

ELECTION OF DIRECTORS

The Fund’s By-Laws provide that the Board of Directors (the “Board”) is to be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors (each a “Director”) in each class expire at the Annual Meeting of Stockholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2018; Class II, 2019; and Class III, 2017. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The term of Mr. William C. Kirby and Ms. Linda C. Coughlin will expire at the 2017 Annual Meeting of Stockholders. At a meeting held on December 6, 2016, the Board nominated each of Mr. William C. Kirby and Ms. Linda C. Coughlin to serve as Class III Directors of the Fund until the Fund’s 2020 Annual Meeting of Stockholders or until each of their successors is duly elected and qualified.

The persons named in the accompanying form of proxy card intend, in the absence of contrary instructions, to vote all proxies for the elections of Mr. William C. Kirby and Ms. Linda C. Coughlin to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2020, or until their successors are elected and qualified. The nominees have indicated that they will serve if elected. If a nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace the nominee. The election of a Director will require the affirmative vote of a majority of the votes cast at the Meeting. Presence at the meeting, in person or by proxy, of a stockholder who does not cast a vote will have no effect on the outcome of the election.

INFORMATION RELATING TO PROPOSAL 1

Information Concerning the Nominees and Members of the Board of Directors

The following table provides information concerning the nominees and other members of the Board of Directors of the Fund each of whom is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is deemed to be “independent.”

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships Held by Director or Nominee for Director in Publicly Held Companies
CLASS I
Joe O. Rogers (68) 2477 Foxwood Drive Chapel Hill, NC 27514	Chairman of the Board and Director	1992 (2018)	President, Rogers International LLC (investment consultation) (2010-Present); Visiting Professor, Fudan University School of Management (2010-2012).	1	None.

Richard Shore (55) 1100 New York Avenue, NW Suite 700 Washington, D.C. 20005	Director	2014 (2018)	Partner, Gilbert LLP (law firm) (2001-Present); Director, Reneo Consulting LLC (strategic consulting firm) (2014-Present).	1	None.

CLASS II
Michael F. Holland (72) 375 Park Avenue New York, New York 10152	Director	1992 (2019)	Chairman, Holland & Company LLC. (investment adviser) (1995-Present).	1	Director, The Holland Balanced Fund, Inc., The Taiwan Fund, Inc., Reaves Utility Income Fund and Blackstone Funds; Co-Chairman and Trustee, State Street Master Funds and State Street Institutional Funds and Trustee, SSgA Funds.

Li Jin (46) 204 Moss Hill Rd Boston, MA 02130	Director	2013 (2019)	Professor, Oxford University (2012-Present); Chair Professor, Peking University (2012-Present); Assistant and Associate Professor, Harvard University (2001-2012).	1	None.

Gary L. French (65) 1307 61st Street NW Bradenton, FL 34209	Director	2013 (2019)	Real estate investor; Manager Member, Warners Bayou Investments I, LLC and Palma Sola Investments I, LLC (2011-Present); Senior Consultant, Regulatory Fundamentals Group (development and distribution of software and related consulting services) (2011-Present).	1	Independent Trustee, J.P. Morgan Exchange— Traded Fund Trust (2014-present).

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships Held by Director or Nominee for Director in Publicly Held Companies
CLASS III
William C. Kirby (66)* Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Director	2007 (2017)	T.M Chang Professor of China Studies (2006-Present); Spangler Family Professor of Business Administration (2006-Present); Chairman, Harvard China Fund (2006-Present); Harvard University Distinguished Service Professor (2006-Present); Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014); Dean of the Faculty of Arts and Sciences Harvard University (2002-2006).	1	Chairman, The Taiwan Fund, Inc. (2016-present); Director, Cabot Corporation.

Linda C. Coughlin (64)* 10 Delia Drive Holderness, NH 03245	Director	2015 (2017)	President and Founder, Great Circle Associates, LLC (management consultation) (2008-present).	1	None.

*	Nominee
(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is composed of seven Independent Directors and one of the Independent Directors serves as Chairman of the Board. Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are managed by Allianz Global Investors U.S. LLC, the Fund’s Investment Manager, and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons, and the nature of the Fund.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and a demonstrated willingness to take an independent and questioning view of management. Each Director also has considerable familiarity with the Fund and the Administrator, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his substantial prior service as a Director or officer of the Fund and, in several cases, as a director or executive of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this proxy statement, that each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out of the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof than the normal responsibility and liability of an investment company board member or board. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

Joe O. Rogers: Mr. Rogers has served as a Director of the Fund since the Fund’s inception in 1992. He has provided business and investment consulting services for over 30 years. Mr. Roger’s experience includes service as the president, vice president or partner in business and investment consulting firms including Rogers International LLC, PHH Asia Corporation and PHH Fantus Consulting. He served as the U.S. Ambassador to the Asian Development Bank under President Ronald Reagan. Mr. Rogers also served the U.S. House of Representatives in various capacities including Executive Director and International Relations Counselor of the Republican Conference and served as the chief economist and budget advisor to Senator William Armstrong. He has lectured on economics and finance at various U.S. based and internationally based universities and served as a Visiting Professor of Finance at Fudan University in Shanghai from 2010 to 2012.

Richard Shore: Mr. Shore has served as a Director of the Fund since 2014. He is a founding director of Reneo Consulting LLC, a strategic consulting firm, and a founding partner of Gilbert LLP, a boutique law firm. He is a recognized authority on complex insurance and liability matters. His work involves strategic advice, litigation, alternative dispute resolution and complex, multi-party settlement negotiations. Mr. Shore is also a frequent writer and speaker on insurance coverage and dispute resolution topics.

Michael F. Holland: Mr. Holland has served as a Director of the Fund since the Fund’s inception in 1992. He has worked in the investment management industry for over 40 years. Mr. Holland’s experience includes service as the Chairman of Holland & Company LLC, which he founded in 1995, and as the chief executive officer, chairman or vice chairman of major U.S. asset management firms including Salomon Brothers Asset Management, First Boston Asset Management and Oppenheimer & Co., Inc. He is a regular guest on several financial television programs and is regularly quoted in leading financial publications. Mr. Holland also serves on the boards of other charitable and listed companies.

Li Jin: Mr. Li Jin has served as a Director of the Fund since 2013. He currently serves as Chair Professor of Finance at Guanghua School of Management in Peking University and Professor of Finance at Oxford University Said Business School. He also acts as an Assistant Dean to the Guanghua School of Management and the Co-Chair of the Finance Department at the school. Before he joined Oxford and Peking Universities, Mr. Li Jin taught in the finance department at the Harvard Business School from 2001 to 2012.

Gary L. French: Mr. French has served as a Director of the Fund since 2013. Currently, Mr. French is primarily a private investor focusing on residential real estate acquisition, refurbishment and sales as well as commercial real estate financing. He is also a Senior Consultant with Regulatory Fundamentals Group, providing development, distribution of software and related consulting services. He served as a Senior Vice President and Business Head of Fund Administration Division at State Street Bank and Trust Company from 2002 to 2010. He brings over 30 years of investment management industry experience to the Board. Mr. French also serves on the board of another listed company.

William C. Kirby: Mr. Kirby has served as a Director of the Fund since 2007. He is T. M. Chang Professor of China Studies at Harvard University and Spangler Family Professor of Business Administration at Harvard Business School. Mr. Kirby is a historian of modern China, whose work examines China’s business, economic and political development in an international context. He has served the academic community for over 30 years. Mr. Kirby joined Harvard University in 1992, where he currently serves various positions including Chairman of the Harvard China Fund. He has also served as the Director of the John K. Fairbank Center for Chinese Studies, Dean of the Faculty of Arts and Sciences, Chair of the Council on East Asian Studies and the Director of the National Resource Center for East Asia for Harvard University. Prior to joining Harvard University, Mr. Kirby served as the Dean of the Faculty of Arts and Sciences, Director of Asian Studies and Director of International Affairs at Washington University. Mr. Kirby has published numerous books and articles related to Chinese business and history.

Linda C. Coughlin: Ms. Coughlin has served as a Director of the Fund since 2015. She is the President and Founder of Great Circle Associates, LLC, a management consulting firm that specializes in business, organization and communication strategy and implementation and executive coaching. She has also served as chair of the boards of three families of funds and President of the Americas Mutual Funds Group at Scudder Investments, responsible for four North American based retail businesses including three families of open and closed end mutual funds, the Americas offshore mutual funds group and the firm’s defined contribution business.

The Fund’s Board has an Audit Committee, which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is comprised of all of the Directors, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Audit Committee Charter. The current members of the Audit Committee are Ms. Coughlin and Messrs. French, Holland, Kirby, Li Jin, Rogers and Shore. All members of the Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met five times during the fiscal year ended October 31, 2016. The Audit Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board has a Nominating and Compensation Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. All of the members of the Nominating and Compensation Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund. Currently, the Nominating and Compensation Committee does not have a policy to consider nominees recommended by stockholders. The Nominating and Compensation Committee believes that it is not necessary to have such a policy because the Board consists entirely of Directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Nominating and Compensation Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s Investment Manager and other principal service providers. The Nominating and Compensation Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating and Compensation Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Nominating and Compensation Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the New York Stock Exchange and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Compensation Committee met two times during the fiscal year ended October 31, 2016. The Nominating and Compensation Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund does not have a specified process for stockholders to send communications to the Board because stockholders are able to communicate directly with the Board at the Annual Meeting of Stockholders and the Fund’s reports to stockholders disclose contact information which may be used to direct communications to the Board.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, six Directors attended the 2016 Annual Meeting of Stockholders.

The Fund’s Board of Directors held four regular meetings and three special meetings during the fiscal year ended October 31, 2016. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, is performed by third party service providers, such as the Fund’s Investment Manager (Allianz Global Investors U.S. LLC) and Administrator (State Street Bank and Trust Company). The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Manager, the Fund’s Chief Compliance Officer and the Fund’s independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Manager and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Fund’s Advisory Agreements, the Board meets with the Investment Manager to review the services provided. Among other things, the Board regularly considers the Investment Manager’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Investment Manager, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s Investment Manager and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the investment adviser or manager of the Fund and the officers and directors of such investment adviser or manager. The Fund believes that its officers and Directors and the officers of the Investment Manager have complied with all applicable filing requirements for the fiscal year ended October 31, 2016.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years

Joseph Quirk (48) Allianz Global Investors U.S. LLC 1633 Broadway New York, NY 10019	President	2014	Managing Director and Head of Fund Operations for Allianz Global Investors (2008-Present).

Patrick Keniston (53) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer	2011	Managing Director, Foreside Fund Officer Services, LLC (2008-Present).

Monique Labbe (43) Foreside Fund Officer Services, LLC 10 High Street #302 Boston, MA 02210	Treasurer	2015	Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2014-present); Principal/Assistant Vice President, State Street Global Advisers (2012-2014); Director/Assistant Vice President, State Street Corporation (2005-2012).

Brian Link (44) 100 Summer Street, SUM0703 Boston, MA 02111	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2007-Present).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by Directors and Nominees for Director as of December 31, 2016.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex (1)
Joe O. Rogers	$50,001 - $100,000	$50,001 - $100,000
Richard Shore	None	None
Michael F. Holland	$50,001 - $100,000	$50,001 - $100,000
Li Jin	None	None
Gary L. French	$10,001 - $50,000	$10,001 - $50,000
William C. Kirby	$10,001 - $50,000	$10,001 - $50,000
Linda C. Coughlin	None	None

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only fund in the Fund Complex overseen by the Directors.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was $450,000 during the year ended October 31, 2016 and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors’ attendance at directors’ meetings was $149,445. Each Director currently receives fees, paid by the Fund, of $3,000 for each directors’ meeting and committee meeting attended and an annual fee of either $35,000 (for the Chairman of the Fund), $30,000 (for the Chairman of the Audit Committee), or $20,000 (for the other Directors).

The following table sets forth the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2016. The Fund does not compensate the officers of the Fund.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Joe O. Rogers	$77,000	—	—	$77,000
Richard Shore	$62,000	—	—	$62,000
Michael F. Holland	$62,000	—	—	$62,000
Li Jin	$62,000	—	—	$62,000
Gary L. French	$72,000	—	—	$72,000
William C. Kirby	$59,000	—	—	$59,000
Linda C. Coughlin	$62,000	—	—	$62,000

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.

Stockholder Approval

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund cast at the Meeting. Pursuant to the Fund’s By-laws, any Director who is nominated for re-election at the Meeting and is not re-elected at the Meeting shall be deemed to have tendered to the Board of Directors his or her resignation as a Director, with such resignation to take effect 30 days after the date of the Meeting unless the Board of Directors unanimously decides to reject that Director’s tender of resignation, in which case the Director will continue in office until his or her death, resignation or removal or until his or her successor shall have been elected and shall have been qualified.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR.

GENERAL INFORMATION

Investment Manager

Allianz Global Investors U.S. LLC acts as the Investment Manager to the Fund pursuant to an Investment Advisory and Management Agreement between the Investment Manager and the Fund. The principal business address of the Investment Manager is 1633 Broadway, 43rd Floor, New York, New York 10019.

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

Tait Weller served as the Fund’s independent registered public accounting firm for the fiscal years ended October 31, 2015 and October 31, 2016, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so. Representatives of Tait Weller are not expected to be available at the Meeting.

The engagement of Tait Weller as the Fund’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors.

Audit Fees. The aggregate fees billed by Tait Weller in connection with the annual audit of the Fund for the fiscal year ended October 31, 2015 and October 31, 2016 were $79,500 and $79,500, respectively.

Audit-Related Fees. For the fiscal years ended October 31, 2015 and October 31, 2016, Tait Weller did not bill the Fund any fees for assurances and related services that were reasonably related to the performance of the audit or review of the Fund’s financial statements and were not reported under the section Audit Fees above.

Tax Fees. The aggregate fees billed by Tait Weller for professional services rendered for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2015 and October 31, 2016 were $13,000 and $13,000, respectively.

All Other Fees. For the fiscal years ended October 31, 2015 and October 31, 2016, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

Audit Committee Pre-approval. The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and the tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2015 and October 31, 2016 were pre-approved by the Audit Committee.

Non-Audit Fees. For the fiscal years ended October 31, 2015 and October 31, 2016, Tait Weller did not provide any non-audit services to Allianz Global Investors U.S. LLC, the Fund’s Investment Manager, or any other entity in the Fund’s Investment Company Complex.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2016 with management of the Fund and with Tait Weller, and has discussed with Tait Weller the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from Tait Weller required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2016 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Linda C. Coughlin – Audit Committee Member

Gary L. French – Audit Committee Chairman

Michael F. Holland – Audit Committee Member

Li Jin – Audit Committee Member

William C. Kirby – Audit Committee Member

Joe O. Rogers – Audit Committee Member

Richard Shore – Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of December 30, 2016.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	15,645,206	87.25%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	City of London Investment Management Co. Ltd. 77 Gracechurch Street London EC3V 0AS England	3,441,987	21.9%
Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	2,012,061	12.8%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained Computershare Fund Services to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $6,800, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by March 28, 2017, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2018 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02206-5409) not later than September 21, 2017. Any stockholder who desires to bring a proposal at the Fund’s 2018 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund / State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02206-5049), not before December 28, 2017 and not later than January 27, 2018.

By order of the Board of Directors,

Brian F. Link

Secretary

The China Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049

One Lincoln Street

Boston, Massachusetts 02206-5409

January 19, 2017

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 1100 New York Avenue NW, Suite 700 Washington, DC 20005 on March 28, 2017

Please detach at perforation before mailing.

PROXY	THE CHINA FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 28, 2017	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder(s) of The China Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Monique Labbe and Brian F. Link, or any one of them, proxies of the undersigned, with full power of substitution to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund (“Annual Meeting”), to be held at the offices of Gilbert LLP, 1100 New York Avenue NW, Suite 700, Washington, DC 20005 at 9:00 a.m., local time, on March 28, 2017, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for directors.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

CHI_28470_010917

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

The China Fund, Inc.

Stockholders Meeting to Be Held on March 28, 2017

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/chn-28470

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 19, 2017 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals The Board of Directors unanimously recommends a vote “FOR” All the Nominees listed.

1.	Election of Directors:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. William C. Kirby	02. Linda C. Coughlin	☐	☐	☐

To serve for a term expiring on the date on which the annual meeting of stockholders is held in 2020 or until their successor are elected and qualified.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the name of the nominee(s) for which you would like to withhold authority on the following line.

B	Authorized Signatures — This section must be completed for your vote to be counted.—Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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